                       AMERICAN INDUSTRIAL PROPERTIES REIT
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                  EXHIBIT 21.1


ENTITY:  AMERICAN INDUSTRIAL PROPERTIES REIT, A TEXAS REAL ESTATE INVESTMENT
         TRUST

       OWNERSHIP
       PERCENTAGE                                      SUBSIDIARY/PARTNER
--------------------------    ------------------------------------------------------------------

100%                          American Industrial Properties REIT, Inc., a Maryland corporation
100%                          AIP Tamarac, Inc., a Texas corporation
 99% Limited Partner          AIP Properties #1, L.P., a Delaware limited partnership
100%                          AIP Northview, Inc., a Texas corporation
 99% Limited Partner          AIP Properties #2, L.P., a Delaware limited partnership
100%                          AIP Properties #3, GP, Inc., a Texas corporation
 99% Limited Partner          AIP Properties #3, L.P., a Delaware limited partnership
100%                          AIP-SWAG GP, Inc., a Texas corporation
 55.84% Joint Venture         USAA Chelmsford Associates Joint Venture

ENTITY:  AIP TAMARAC, INC., A TEXAS CORPORATION

        OWNERSHIP
       PERCENTAGE                                            PARTNER
--------------------------    ----------------------------------------------------------------------

    1%  General Partner       AIP Properties #1, L.P., a Delaware limited partnership

ENTITY:  AIP NORTHVIEW, INC., A TEXAS CORPORATION

       OWNERSHIP
       PERCENTAGE                                           PARTNER
--------------------------    ---------------------------------------------------------------------

    1%  General Partner       AIP Properties #2, L.P., a Delaware limited partnership

ENTITY:  AIP PROPERTIES #3 GP, INC., A TEXAS CORPORATION

        OWNERSHIP
       PERCENTAGE                                           PARTNER
--------------------------    ---------------------------------------------------------------------

    1%  General Partner       AIP Properties #3, L.P., a Delaware limited partnership

ENTITY:  AIP SWAG GP, INC., A TEXAS CORPORATION

        OWNERSHIP
       PERCENTAGE                                           PARTNER
--------------------------    ---------------------------------------------------------------------

  98%  General Partner        AIP-SWAG Operating Partnership, L.P., a Delaware limited partnership